UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2021

Vine Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40239	81-4833927
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5800 Granite Parkway, Suite 550, Plano, Texas	75024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 606-0540

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	VEI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 29, 2021, Vine Energy Inc. (the “Company”) issued a press release announcing the release date for its second-quarter 2021 financial and operating results, and providing the time, date and access information for the conference call and webcast the Company’s management will host to discuss the results.

On August 2, 2021, the Company issued a press release announcing the execution of an agreement with Project Canary, the standard for trusted Environmental, Social, and Governance data, in which the Company is expected to become the first in the Haynesville Basin to certify 100% of the Company’s assets and gain access to certified, responsibly sourced gas markets. The certification process is expected to begin in November 2021, when Project Canary will begin its TrustWell™ operational certification review of all the Company’s producing wells.

The information in this Form 8-K is being furnished pursuant to Item 7.01, and the information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be incorporated by reference into any previous or future filing by the registrant under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description

99.1	Press release of Vine Energy Inc., dated July 29, 2021.

99.2	Press release of Vine Energy Inc., dated August 2, 2021.

104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: August 4, 2021	Vine Energy Inc.

	By:	/s/ Jonathan C. Curth
	Name:	Jonathan C. Curth
	Title:	Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to 8-K]